AXP(R) Partners
                                                                       Small Cap
                                                                       Core Fund

                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)
American
  Express(R)
 Funds

(icon of) ruler

AXP Partners Small Cap Core Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3

Portfolio Managers' Q & A                           4

Fund Facts                                          7

The 10 Largest Holdings                             8

Making the Most of the Fund                         9

Board Members and Officers                         10

Independent Auditors' Report                       13

Financial Statements                               14

Notes to Financial Statements                      17

Investments in Securities                          24

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2 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments. At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,

Arne H. Carlson

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3 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Portfolio Managers' Q & A

Q: How did AXP Partners Small Cap Core Fund perform for the period ended May 31, 2002?

A: From March 8, 2002 (the date shares became publicly available) through May 31, 2002, the Fund returned -6.74% (Class A shares, not including sales charges). By comparison, the Russell 2000(R) Index returned -3.82% and the Lipper Small-Cap Core Funds Index returned -3.25% during the period from April 1, 2002, through May 31, 2002.

Comments from Kenneth L. Abrams of Wellington Management Company, LLP

Q: What factors most significantly impacted performance?

A: As always, we remain focused on finding the very best small companies we can on a bottom-up basis, applying our significant resources in global research to build the portfolio. Our most successful contributions to performance came from the healthcare sector, both in products and services, where we are currently finding what we perceive to be good value. The demographics of healthcare consumption tend to allow these companies to reach their forecasts regardless of the state of the economy. We maintain the highest conviction level in the earnings outlook for this sector.

Given their attractive valuations, we recently started to increase our exposure to stocks with more volatility, which we believe are also poised for recovery. Unfortunately, the uncertainty in the markets and the economy created by short-term events has resulted in heightened volatility within the equity markets. Over the first two months of our tenure managing a portion of the Fund's portfolio, this shift has detracted from the Fund's performance, but over the long term, we believe that the Fund will benefit from our active management and our seasoned expertise in stock selection. What's more, much of the negative impact on performance this period is attributable, specifically, to the Fund's exposure to technology stocks. However, we anticipate that technology spending by corporations will resume in 2003 due to several factors, including a PC upgrade cycle, which occurs normally every four years.

Q: Please briefly discuss any shifts in the portfolio composition you made during the period and your reasons for doing so.

A: There have been few structural changes in our positioning since the Fund's shares became publicly available in March 2002. However, for the first time in the last three or four years, we are finding very attractive small-cap technology companies at valuations we believe make sense. While it remains difficult to pinpoint the perfect time to buy these stocks, as we believe that earnings numbers are still going down, we also believe corporate IT spending is bottoming out right now, and as a result, we are finding many tech stocks at five-year-low valuations. Consequently, we have increased our technology weighting to levels higher than it has been in several months, taking advantage of what we perceive as good value. We believe when the technology spending-recession ends, many of these small-cap technology companies could show explosive earnings growth; their cost structures are very tight, and incremental revenues should be very profitable.

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4 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Q: What is your outlook for small caps over the coming months, and how are you positioning the portfolio in light of that outlook?

A: At this time, we do not harbor any strong conviction regarding the nature of economic recovery in the U.S. We have lower-than-usual conviction regarding the accuracy of earnings forecasts for individual companies. As a result, we continue to spread our risk by diversifying the portfolio with many names.

We have begun the process of positioning the portfolio in areas where valuations have dropped to what we believe are more reasonable levels. As we mentioned earlier, one area we believe currently represents strong potential for rebound is technology. Small-cap names in this sector stand to gain ground when the economic recovery picks up momentum and corporate confidence rebounds. It is on this basis we believe AXP Partners Small Cap Core Fund can serve as an attractive addition to a well diversified portfolio.

Comments from Jerome J. Heppelmann of Pilgrim Baxter & Associates, Ltd.

Q: What factors impacted performance?

A: During the period, our significantly overweight position in consumer cyclical stocks compared to the benchmark benefited performance. As the economy exhibited stronger signs of a rebound and consumers maintained robust spending, investors continued to find consumer cyclical stocks attractive. In addition to our sector overweighting, our stock selection in this area also added considerable value vis-a-vis the benchmark.

Conversely, our overweight position in technology most significantly detracted from performance. We attempted to use any strength in stock prices during this period to lighten positions in companies whose stock prices we believed discounted too strong of an economic recovery. However, our efforts were diluted by the very poor performance that plagued that sector overall.

Q: What shifts did you make to the portfolio's composition?

A: During the period, we continued to reduce our exposure to companies that seem to have already priced in a strong recovery in the economy. The majority of these companies were in the technology and biotechnology areas. We also attempted to add to positions in companies that have suffered performance losses due to the general downturn in the market, but that continue to exhibit strong fundamentals.

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5 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Q: What is your outlook for the months ahead?

A: We are confident that small-cap stocks remain a compelling asset class choice for several reasons. First, small companies have been more aggressive than larger ones, in our opinion, in fixing bloated cost structures and will therefore likely see earnings turn around faster than larger companies. This, in turn, will hopefully permit stock prices in the small-cap segment of the market to return to more normalized levels. Second, small companies typically have less reliance on foreign sales, which will potentially also help earnings visibility as the U.S. economy strengthens relative to the uncertain global markets. Finally, small company stocks often sell at a discount to larger companies even though they may have more attractive growth profiles.

AXP Partners Small Cap Core Fund focuses on high quality companies with compelling value propositions for their customers. We are confident that a successful selection of these companies will lead to strong long-term performance for the Fund and its shareholders.

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6 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Fund Facts

Class A -- March 8, 2002* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $4.84
March 8, 2002*                                                    $5.19
Decrease                                                          $0.35

Distributions -- March 8, 2002* - May 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -6.74%***

Class B -- March 8, 2002* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $4.84
March 8, 2002*                                                    $5.19
Decrease                                                          $0.35

Distributions -- March 8, 2002* - May 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -6.74%***

Class C -- March 8, 2002* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $4.83
March 8, 2002*                                                    $5.19
Decrease                                                          $0.36

Distributions -- March 8, 2002* - May 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -6.94%***

Class Y -- March 8, 2002* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $4.84
March 8, 2002*                                                    $5.19
Decrease                                                          $0.35

Distributions -- March 8, 2002* - May 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -6.74%***

   * When shares became publicly available.
  ** The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.
 *** The total return is not annualized.

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7 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                   Percent                      Value
                               (of net assets)          (as of May 31, 2002)
Fisher Scientific Intl              1.8%                        $396,675
Silicon Storage Technology          1.6                          358,559
Haemonetics                         1.5                          332,112
Playtex Products                    1.5                          324,801
Humana                              1.4                          316,576
Alliance Data Systems               1.3                          295,528
Triad Hospitals                     1.2                          257,583
Buca                                1.1                          256,464
AGCO                                1.1                          246,925
ADVO                                1.1                          245,688

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 13.6% of net assets

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8 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o   your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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9 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute for                                                                 Association Inc.
Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
Texaco, Inc.                                                          formerly with Texaco        Inc. (office equipment),
2000 Westchester Avenue                                               Inc., treasurer,            Reynolds & Reynolds
White Plains, NY 10650                                                1999-2001 and general       Company (information
Born in 1944                                                          manager, alliance           services), TECO Energy,
                                                                      management operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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10 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        President and professor
Carleton College                                                      of economics, Carleton
One North College Street                                              College
Northfield, MN 55057
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant
720 Fifth Avenue                                                      Management, Inc.
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages worker's
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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11 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paul D. Pearson                        Acting treasurer since 2002    Vice president - managed
222 AXP Financial Center                                              assets/investment
Minneapolis, MN 55474                                                 accounting, AEFC, 1998 to
Born in 1956                                                          present; vice
                                                                      president-mutual fund
                                                                      administrative services,
                                                                      Piper Capital Management,
                                                                      1994-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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12 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP PARTNERS SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Core Fund (a series of AXP Partners Series, Inc.) as of May 31, 2002, the related statements of operations, changes in net assets and the financial highlights for the period from March 8, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Core Fund as of May 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

July 5, 2002

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13 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Core Fund

May 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $20,627,550)                                                                        $19,815,093
Cash in bank on demand deposit                                                                            3,255,153
Capital shares receivable                                                                                    85,831
Dividends and accrued interest receivable                                                                     5,080
Receivable for investment securities sold                                                                   304,343
                                                                                                            -------
Total assets                                                                                             23,465,500
                                                                                                         ----------
Liabilities
Capital shares payable                                                                                          250
Payable for investment securities purchased                                                               1,060,016
Accrued investment management services fee                                                                      577
Accrued distribution fee                                                                                        300
Accrued transfer agency fee                                                                                     194
Accrued administrative services fee                                                                              48
Other accrued expenses                                                                                       38,355
                                                                                                             ------
Total liabilities                                                                                         1,099,740
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                      $22,365,760
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    46,203
Additional paid-in capital                                                                               23,363,137
Undistributed net investment income                                                                              40
Accumulated net realized gain (loss) (Note 6)                                                              (231,163)
Unrealized appreciation (depreciation) on investments                                                      (812,457)
                                                                                                           --------
Total -- representing net assets applicable to outstanding capital stock                                $22,365,760
                                                                                                        ===========
Net assets applicable to outstanding shares:                Class A                                     $14,750,290
                                                            Class B                                     $ 7,000,543
                                                            Class C                                     $   597,757
                                                            Class Y                                     $    17,170
Net asset value per share of outstanding capital stock:     Class A shares          3,045,819           $      4.84
                                                            Class B shares          1,447,219           $      4.84
                                                            Class C shares            123,698           $      4.83
                                                            Class Y shares              3,545           $      4.84
                                                                                        -----           -----------

See accompanying notes to financial statements.

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14 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Core Fund

For the period from March 8, 2002* to May 31, 2002
Investment income
Income:
Dividends                                                                                               $     8,890
Interest                                                                                                      6,290
                                                                                                              -----
Total income                                                                                                 15,180
                                                                                                             ------
Expenses (Note 2):
Investment management services fee                                                                           28,743
Distribution fee
   Class A                                                                                                    5,317
   Class B                                                                                                    7,654
   Class C                                                                                                      673
Transfer agency fee                                                                                           7,298
Incremental transfer agency fee
   Class A                                                                                                      453
   Class B                                                                                                      543
   Class C                                                                                                       51
Service fee -- Class Y                                                                                            4
Administrative services fees and expenses                                                                     2,371
Custodian fees                                                                                               24,954
Printing and postage                                                                                          8,299
Registration fees                                                                                            59,455
Audit fees                                                                                                   14,500
Other                                                                                                            17
                                                                                                                 --
Total expenses                                                                                              160,332
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (106,727)
                                                                                                           --------
                                                                                                             53,605
   Earnings credits on cash balances (Note 2)                                                                    (6)
                                                                                                                 --
Total net expenses                                                                                           53,599
                                                                                                             ------
Investment income (loss) -- net                                                                             (38,419)
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                 (231,163)
Net change in unrealized appreciation (depreciation) on investments                                        (961,976)
                                                                                                           --------
Net gain (loss) on investments                                                                           (1,193,139)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $(1,231,558)
                                                                                                        ===========

* When shares became publicly available.

See accompanying notes to financial statements.

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15 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Statement of changes in net assets
AXP Partners Small Cap Core Fund

From the period from March 8, 2002* to May 31, 2002
Operations
Investment income (loss) -- net                                                                         $   (38,419)
Net realized gain (loss) on investments                                                                    (231,163)
Net change in unrealized appreciation (depreciation) on investments                                        (961,976)
                                                                                                           --------
Net increase (decrease) in net assets resulting from operations                                          (1,231,558)
                                                                                                         ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                               11,511,897
   Class B shares                                                                                         7,379,414
   Class C shares                                                                                           623,565
   Class Y shares                                                                                             8,000
Payments for redemptions
   Class A shares                                                                                           (49,888)
   Class B shares (Note 2)                                                                                  (21,128)
   Class C shares (Note 2)                                                                                   (3,925)
                                                                                                             ------
Increase (decrease) in net assets from capital share transactions                                        19,447,935
                                                                                                         ----------
Total increase (decrease) in net assets                                                                  18,216,377
Net assets at beginning of period (Note 1)                                                                4,149,383**
                                                                                                          ---------
Net assets at end of period                                                                             $22,365,760
                                                                                                        ===========
Undistributed net investment income                                                                     $        40
                                                                                                        -----------

  * When shares became publicly available.
 ** Initial capital of $4,000,000 was contributed on March 1, 2002. The Fund had an increase in net assets resulting from operations of $149,383 during the period from March 1, 2002 to March 8, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP Partners Small Cap Core Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index. On March 1, 2002, American Express Financial Corporation (AEFC) invested $4,000,000 in the Fund which represented 794,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on March 8, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o   Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $38,595 resulting in a net reclassification adjustment to decrease paid-in capital by $38,595.

The tax character of distributions paid for the period indicated is as follows:

For the period from March 8, 2002* to May 31, 2002

Class A
Distributions paid from:
     Ordinary income                                                    $--
     Long-term capital gain                                              --

Class B
Distributions paid from:
     Ordinary income                                                     --
     Long-term capital gain                                              --

Class C
Distributions paid from:
     Ordinary income                                                     --
     Long-term capital gain                                              --

Class Y
Distributions paid from:
     Ordinary income                                                     --
     Long-term capital gain                                              --

* When shares became publicly available.

As of May 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $      --
Accumulated gain (loss)                                          $ (98,039)
Unrealized appreciation (depreciation)                           $(945,541)

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
19 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.87% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment will be made on Oct. 1, 2002, and will cover the six-month period beginning April 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.06% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Investment Subadvisory Agreements with Pilgrim Baxter & Associates, Ltd. and Wellington Management Company LLP. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2003. Under this agreement, total expenses will not exceed 1.60% for Class A, 2.36% for Class B, 2.36% for Class C and 1.42% for Class Y of the Fund's average daily net assets. In addition, for the period ended May 31, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and expenses to 1.58% for Class A and 1.36% for Class Y.

--------------------------------------------------------------------------------
20 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $83,166 for Class A, $49 for Class B and $32 for Class C for the period ended May 31, 2002.

During the period ended May 31, 2002, the Fund's custodian and transfer agency fees were reduced by $6 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $21,792,138 and $4,466,816, respectively, for the period ended May 31, 2002. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the period from March 8, 2002* to May 31, 2002 are as follows:

                                              Class A           Class B          Class C           Class Y
Sold                                        2,261,838         1,449,444          122,473             1,545
Issued for reinvested distributions                --                --               --                --
Redeemed                                      (10,019)           (4,225)            (775)               --
                                            ---------         ---------          -------             -----
Net increase (decrease)                     2,251,819         1,445,219          121,698             1,545
                                            ---------         ---------          -------             -----

* When shares became publicly available.

5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the period ended May 31, 2002.

6. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $98,039 as of May 31, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
21 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $5.19
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                       (.34)
Total from investment operations                                        (.35)
Net asset value, end of period                                         $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                                  $15
Ratio of expenses to average daily net assets(c),(e)                   1.58%(d)
Ratio of net investment income (loss) to average daily net assets     (1.07%)(d)
Portfolio turnover rate (excluding short-term securities)                34%
Total return(i)                                                       (6.74%)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $5.19
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                       (.34)
Total from investment operations                                        (.35)
Net asset value, end of period                                         $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                                   $7
Ratio of expenses to average daily net assets(c),(f)                   2.36%(d)
Ratio of net investment income (loss) to average daily net assets     (1.85%)(d)
Portfolio turnover rate (excluding short-term securities)                34%
Total return(i)                                                       (6.74%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $5.19
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                       (.35)
Total from investment operations                                        (.36)
Net asset value, end of period                                         $4.83

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1
Ratio of expenses to average daily net assets(c),(g)                   2.36%(d)
Ratio of net investment income (loss) to average daily net assets     (1.85%)(d)
Portfolio turnover rate (excluding short-term securities)                34%
Total return(i)                                                       (6.94%)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $5.19
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                       (.34)
Total from investment operations                                        (.35)
Net asset value, end of period                                         $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c),(h)                   1.36%(d)
Ratio of net investment income (loss) to average daily net assets      (.85%)(d)
Portfolio turnover rate (excluding short-term securities)                34%
Total return(i)                                                       (6.74%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 5.05% for the period ended May 31, 2002.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 5.81% for the period ended May 31, 2002.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 5.81% for the period ended May 31, 2002.
(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 4.87% for the period ended May 31, 2002.
(i)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
23 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Investments in Securities
AXP Partners Small Cap Core Fund

May 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (88.6%)
Issuer                                                Shares            Value(a)

Automotive & related (1.1%)
BorgWarner                                             1,600            $103,040
Navistar Intl                                            300              10,653
Tower Automotive                                       1,200(b)           15,420
Visteon                                                7,600             119,700
Total                                                                    248,813

Banks and savings & loans (4.0%)
Alliance Data Systems                                 13,600(b)          295,528
Brookline Bancorp                                      2,300              57,960
Cullen/Frost Bankers                                   3,200             123,488
Granite State Bankshares                               4,500             145,125
Ocwen Financial                                       26,900(b)          177,540
Willow Grove Bancorp                                   8,000              94,000
Total                                                                    893,641

Building materials & construction (1.6%)
Beazer Homes USA                                         800(b)           62,576
Genlyte Group                                          1,000(b)           42,240
Granite Construction                                   6,900             159,459
Louisiana-Pacific                                      3,100              32,705
Standard Pacific                                       1,700              56,100
Total                                                                    353,080

Chemicals (3.1%)
Cabot Microelectronics                                 1,300(b)           63,414
Cytec Inds                                             4,200(b)          130,158
IMC Global                                            14,600             204,692
Solutia                                                4,500              36,675
TETRA Technologies                                     5,700(b)          140,790
Wellman                                                7,600             125,400
Total                                                                    701,129

Communications equipment & services (2.5%)
Advanced Fibre Communications                          7,900(b)          151,364
Arris Group                                           15,700(b)          102,050
Finisar                                                2,900(b)            7,543
Nextel Partners Cl A                                  25,300(b)          128,777
REMEC                                                  9,300(b)           68,634
Sycamore Networks                                     28,600(b)          102,674
Total                                                                    561,042

Computer software & services (0.8%)
Adaptec                                                8,000(b)          103,760
Vignette                                              32,800(b)           68,880
Total                                                                    172,640

Computers & office equipment (12.0%)
3Com                                                  24,200(b)          134,552
Agile Software                                        10,600(b)           88,404
Avocent                                                7,300(b)          164,980
CheckFree                                              1,600(b)           33,952
Computer Network Technology                            3,000(b)           25,200
Forrester Research                                     6,000(b)          121,260
Hyperion Solutions                                     3,600(b)           76,680
Ingram Micro Cl A                                      8,300(b)          119,520
Investment Technology Group                            2,700(b)           98,280
JDA Software Group                                     2,300(b)           60,904
Macromedia                                             6,300(b)          139,860
Maxtor                                                33,700(b)          178,610
Merix                                                  3,200(b)           55,360
Micromuse                                              3,800(b)           26,562
Novadigm                                               2,200(b)           15,510
Openwave Systems                                      19,600(b)          117,796
Palm                                                  38,900(b)           61,851
Peregrine Systems                                     12,800(b)           17,664
PRG-Schultz Intl                                       8,000(b)          111,840
Read-Rite                                             14,700(b)           34,839
Sanchez Computer Associates                            8,500(b)           50,660
SanDisk                                                1,400(b)           19,610
Silicon Storage Technology                            33,200(b)          358,559
TeleTech Holdings                                      9,800(b)          116,326
Tripos                                                 1,300(b)           28,600
Varian                                                 3,600(b)          117,720
Verity                                                 5,500(b)           50,930
Western Digital                                       28,600(b)          131,560
Wind River Systems                                    14,700(b)           98,784
Total                                                                  2,656,373

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Electronics (6.6%)
Actel                                                  4,000(b)          $98,400
ATMI                                                   3,600(b)           95,940
Avnet                                                  2,400              55,512
Bell Microproducts                                    14,500(b)          149,350
Brooks-PRI Automation                                  1,600(b)           48,272
Credence Systems                                       6,300(b)          119,385
DSP Group                                              5,300(b)          103,403
Genesis Microchip                                      3,000(b)           49,260
GlobespanVirata                                       30,100(b)          140,868
Harman Intl Inds                                       2,600             143,780
Kulicke & Soffa Inds                                   4,000(b)           58,400
MIPS Technologies Cl B                                 6,600(b)           44,220
Molecular Devices                                      3,300(b)           62,436
Oak Technology                                         6,700(b)           86,698
Symbol Technologies                                   13,500             115,695
Zoran                                                  4,650(b)          112,763
Total                                                                  1,484,382

Energy (1.1%)
Premcor                                                1,200(b)           32,280
Sunoco                                                 3,800             135,128
Tesoro Petroleum                                      11,600(b)           81,780
Total                                                                    249,188

Energy equipment & services (2.9%)
Cal Dive Intl                                          4,800(b)          115,680
Global Inds                                            4,700(b)           35,053
Grey Wolf                                             42,400(b)          190,800
Helmerich & Payne                                      3,600             137,520
Spinnaker Exploration                                    800(b)           30,624
Universal Compression Holdings                         6,500(b)          142,025
Total                                                                    651,702

Financial services (3.5%)
Affiliated Managers Group                              3,100(b)          215,140
CoStar Group                                           4,800(b)          101,952
E*TRADE Group                                          9,200(b)           57,040
Intrawest                                              8,000(c)          143,680
Providian Financial                                   19,600             159,740
Van der Moolen Holding ADR                             4,200(c)          100,380
Total                                                                    777,932

Food (0.2%)
Hain Celestial Group                                   2,000(b)           34,360
Monterey Pasta                                         2,100(b)           20,685
Total                                                                     55,045

Furniture & appliances (0.5%)
Furniture Brands Intl                                  2,900(b)          109,707

Health care (5.9%)
CIMA Labs                                              5,800(b)          164,488
Ciphergen Biosystems                                  16,300(b)           77,425
Conmed                                                 3,700(b)           87,838
CV Therapeutics                                        1,700(b)           32,572
Haemonetics                                           11,100(b)          332,112
Incyte Genomics                                       10,100(b)           74,225
Kensey Nash                                            6,400(b)          118,400
Priority Healthcare Cl B                                 900(b)           22,824
Serologicals                                           5,200(b)           96,460
SICOR                                                  8,500(b)          139,145
Syncor Intl                                            4,700(b)          145,935
Wilson Greatbatch Technologies                         1,500(b)           38,745
Total                                                                  1,330,169

Health care services (9.5%)
Abgenix                                                8,100(b)          104,490
Applera - Cerera Genomics Group                        8,100(b)          117,045
Beverly Enterprises                                   13,500(b)          105,435
Community Health Systems                               4,300(b)          126,592
Covance                                               11,700(b)          213,525
Eclipsys                                               7,600(b)          112,708
Health Net                                             1,000(b)           28,950
Humana                                                20,800(b)          316,576
Kindred Healthcare                                     3,100(b)          137,361
LifePoint Hospitals                                    4,400(b)          171,204
Manor Care                                             5,100(b)          132,090
Matria Healthcare                                      2,200(b)           47,850
Mid Atlantic Medical Services                          2,500(b)           89,775
Omnicare                                               5,500             154,440
Province Healthcare                                      150(b)            3,819
Triad Hospitals                                        5,700(b)          257,583
Total                                                                  2,119,443

Household products (2.0%)
Chattem                                                  800(b)           23,000
JAKKS Pacific                                          4,400(b)           80,300
Playtex Products                                      23,900(b)          324,801
Rent-Way                                               2,300(b)           27,140
Total                                                                    455,241

Industrial equipment & services (3.0%)
AGCO                                                  11,900(b)          246,925
FEI                                                    1,000(b)           26,800
Flowserve                                              7,000(b)          223,790
Minerals Technologies                                  3,200             168,160
Total                                                                    665,675

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Insurance (2.2%)
Fidelity Natl Financial                                2,100             $64,281
Hooper Holmes                                         21,000             183,750
Reinsurance Group of America                           3,600             113,004
Scottish Annuity & Life Holdings                       3,800(c)           76,000
StanCorp Financial Group                                 900              52,812
Total                                                                    489,847

Leisure time & entertainment (4.3%)
AMC Entertainment                                      9,200(b)          134,228
Argosy Gaming                                          3,100(b)          106,640
Callaway Golf                                         12,000             201,240
Churchill Downs                                        2,900             101,500
Regal Entertainment Group                              1,200(b)           28,560
Six Flags                                             10,600(b)          170,236
Station Casinos                                       13,000(b)          216,450
Total                                                                    958,854

Media (4.9%)
ADVO                                                   5,800(b)          245,688
Lin TV                                                 3,800(b)          103,740
LodgeNet Entertainment                                10,000(b)          177,200
Mediacom Communications                                  600(b)            6,270
Pegasus Communications                                22,100(b)           31,161
Pixar                                                  1,700(b)           71,400
Radio One Cl D                                         5,200(b)          112,840
Sinclair Broadcast Group Cl A                         10,200(b)          151,164
Valassis Communications                                2,300(b)           93,955
World Wrestling Federation Entertainment               7,700(b)          112,805
Total                                                                  1,106,223

Metals (0.6%)
Carpenter Technology                                   2,000              58,500
Stillwater Mining                                      3,900(b)           69,030
Total                                                                    127,530

Miscellaneous (0.5%)
Cumulus Media Cl A                                     5,600(b)          120,568

Multi-industry conglomerates (2.9%)
CDI                                                    2,100(b)           58,758
ChoicePoint                                            2,700(b)          160,947
Fisher Scientific Intl                                12,900(b)          396,675
On Assignment                                          2,000(b)           42,900
Total                                                                    659,280

Paper & packaging (0.4%)
Crown Cork & Seal                                     10,200(b)           84,660

Real estate investment trust (1.5%)
America First Mortgage Investments                    14,200             133,196
FBR Asset Investment                                   1,200              40,980
Rouse                                                  4,700             156,745
Total                                                                    330,921

Restaurants & lodging (2.2%)
Buca                                                  14,400(b)          256,464
CEC Entertainment                                      1,300(b)           61,737
Cheesecake Factory (The)                                 900(b)           34,353
RARE Hospitality Intl                                  4,900(b)          137,935
Total                                                                    490,489

Retail (5.0%)
7-Eleven                                               4,100(b)           34,440
Advance Auto Parts                                     1,100(b)           63,580
AnnTaylor Stores                                       2,350(b)           66,928
Borders Group                                          8,000(b)          166,720
Duane Reade                                            6,700(b)          220,765
Foot Locker                                            8,800(b)          134,640
Linens `N Things                                       1,400(b)           42,980
NBTY                                                   4,100(b)           66,666
Pacific Sunwear of California                          7,400(b)          143,560
Pier 1 Imports                                         5,400             109,188
Wild Oats Markets                                      4,900(b)           71,834
Total                                                                  1,121,301

Textiles & apparel (0.9%)
Reebok Intl                                            4,500(b)          117,810
Vans                                                   8,500(b)           82,960
Total                                                                    200,770

Transportation (2.0%)
Atlas Air Worldwide Holdings                           2,400(b)           20,592
CNF                                                    3,600             129,636
EGL                                                    9,400(b)          156,228
Yellow Corp                                            4,800(b)          131,712
Total                                                                    438,168

Utilities -- electric (0.9%)
Madison Gas & Electric                                 7,400             201,280

Total common stocks
(Cost: $20,627,550)                                                  $19,815,093

Total investments in securities
(Cost: $20,627,550)(d)                                               $19,815,093

See accompanying notes to investments in securities.

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26 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of May 31, 2002, the value of foreign securities represented 1.4% of net assets.
(d) At May 31, 2002, the cost of securities for federal income tax purposes was $20,760,634 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $   492,402
     Unrealized depreciation                                         (1,437,943)
                                                                     ----------
     Net unrealized depreciation                                    $  (945,541)
                                                                    -----------

--------------------------------------------------------------------------------
27 AXP PARTNERS SMALL CAP CORE FUND -- ANNUAL REPORT

AXP Partners Small Cap Core Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: AXSAX    Class B: AXSBX
Class C: N/A      Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6237 D (7/02)